Exhibit 10.1

EXECUTION COPY

AMENDED AND RESTATED SECOND LIEN TRADEMARK SECURITY AGREEMENT

This Amended and Restated Second Lien Trademark Security Agreement, dated as of August 7, 2012 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Trademark Security Agreement”), is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as collateral agent (together with any successor collateral agent, the “Collateral Agent”) for the benefit of the Secured Parties.

WHEREAS, this Second Lien Trademark Security Agreement amends, in certain respects and restates in its entirety, the Second Lien Trademark Security Agreement, dated as of May 31, 2007, made by UHS Merger Sub, Inc., UHS Holdco, Inc. and Universal Hospital Services, Inc. (“UHS”) in favor of Wells Fargo, as collateral agent for the benefit of the secured parties referred to therein, and is executed and delivered pursuant to the Amended and Restated Second Lien Security Agreement, dated as of August 7, 2012 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by UHS and the other Persons who from time to time becomes parties thereto, in favor of Wells Fargo, as collateral agent. Terms defined in the Security Agreement and not otherwise defined herein are used herein as defined in the Security Agreement.

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain Trademarks constituting Material Intellectual Property Collateral of the Grantors, and have agreed as a condition thereof to execute this Second Lien Trademark Security Agreement for recording with the U.S. Patent and Trademark Office and any other appropriate governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

Section 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in all of such Grantor’s right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter acquired or arising:

(i)                                     each Trademark constituting Material Intellectual Property Collateral owned by the Grantor (including, without limitation, each Trademark registration and application therefor, referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of or symbolized by, each Trademark);

(ii)                                  all registrations and applications for registration for any of the foregoing, together with all renewals thereof;

(iii)                               all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; and

(iv)                              any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to any and all of the foregoing, including, without limitation, all Proceeds of and revenues from any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, all proceeds and damages relating thereto.

Notwithstanding the foregoing, no security interest shall be granted in any United States intent-to-use applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under federal law.

Section 2. Recordation. Each Grantor authorizes and requests that the Commissioner for Trademarks and any other applicable government officer record this Second Lien Trademark Security Agreement.

Section 3. Execution in Counterparts. This Second Lien Trademark Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 4. Grants, Rights and Remedies. This Second Lien Trademark Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the U.S. Patent and Trademark Office. The security interest granted hereby has been granted to the Collateral Agent in connection with the Security Agreement and is expressly subject to the terms and conditions thereof and does not modify its terms or conditions or create any additional rights or obligations for any party thereto or hereto. The Security Agreement (and all rights and remedies of the Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms. In the event of a conflict between any provision of this Second Lien Trademark Security Agreement and any provision of the Security Agreement, the Security Agreement shall govern. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Second Lien Trademark Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the limitations and provisions of the Intercreditor Agreement, dated as of May 31, 2007 (as amended by the First Amendment to the Intercreditor Agreement, dated on or about the date hereof, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as First Lien Collateral Agent, and Wells Fargo, as Junior Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time, and consented to by UHS, Inc. and the Grantors identified therein. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

Section 5. Governing Law. This Second Lien Trademark Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, each Grantor has caused this Second Lien Trademark Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

UNIVERSAL HOSPITAL SERVICES, INC.

By:	/s/ Susan L. Wolf
Name: Susan L. Wolf
Title: Treasurer

UHS SURGICAL SERVICES, INC.

By:	/s/ Susan L. Wolf
Name: Susan L. Wolf
Title: Treasurer

[Signature Page to Amended and Restated Second Lien Trademark Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Lynn M. Steiner
Name: Lynn M. Steiner
Title: Vice President

[Signature Page to Amended and Restated Second Lien Trademark Security Agreement]

Schedule I to Trademark Security Agreement

Domain Names:

www.uhs.com, my.uhs.com, and myservice.uhs.com

HOUSE MARKS

COUNTRY	MARK	SERIAL NO./ FILING DATE	REG. NO./ ISSUE DATE	CLASSIFICATION OF GOODS/SERVICES

United States	UHS ®	73/271557 7/25/1980	1185243 1/5/1982	Class 042: Rental of medical equipment

United States	UHS ®	78/444,685 7/1/2004	2997683 9/20/2005	Class 035: Management of medical equipment for others

United States	UNIVERSAL HOSPITAL SERVICES, INC. ®	73/271558 9/8/1980	1183312 12/22/1981	Class 042: Rental of medical equipment

United States	®	78/446788 7/7/2004	2997707 9/20/2005	Class 035: Management of medical equipment for others Class 044: Rental of medical equipment

United States	®	78/446763 7/7/2004	2997705 9/20/2005	Class 035: Management of medical equipment for others Class 044: Rental of medical equipment

United States	®	78/446774 7/7/2004	2997706 9/20/2005	Class 035: Management of medical equipment for others Class 044: Rental of medical equipment

OTHER MARKS IN USE

COUNTRY	MARK	SERIAL NO./ FILING DATE	REG. NO./ ISSUE DATE	CLASSIFICATION OF GOODS/SERVICES

United States	®	78/453477 7/20/2004	3,419,801 04/29/08	Class 035: Information management services, namely, tracking, reporting, analyzing and delivering business information concerning medical equipment location, utilization, availability and patient use over computer networks, intranets and internets

Class 037: Repair and maintenance of medical equipment, namely, medical machines and related apparatus.

Class 044: Rental of medical equipment

United States	®	78/453470 7/20/2004	3,419,800 04/29/08

Class 035: Information management services, namely, tracking, reporting, analyzing and delivering business information concerning medical equipment location, utilization, availability and patient use over computer networks, intranets and internets

Class 037: Repair and maintenance of medical equipment, namely, medical machines and related apparatus.

Class 044: Rental of medical equipment

United States		85/080,411 7/8/2010	4150761 5/29/2012	Class 020: Hospital beds.

United States	ASSET360™	85/100,911 8/5/2010	3,940,707 4/5/2011

Class 035: Information management services, namely, tracking, reporting and analyzing business information concerning medical equipment location, utilization, availability and patient use over computer networks, intranets and internets.

Class 037: Repair and maintenance of medical equipment, namely, medical machines and related apparatus.

Class 044: Rental of medical equipment.

United States	BIOMED360™	85/100,902 8/5/2010	3,923,164 2/22/2011	Class 035: On-site clinical engineering management services for hospitals and other healthcare facilities. Class 037: Repair and maintenance of medical equipment for hospitals and other healthcare facilities, namely, medical machines and related apparatus.

United States		85/101,174 8/5/2010	3,940,726 4/5/2011

Class 035: Information management services, namely, tracking, reporting and analyzing business information concerning medical equipment location, utilization, availability and patient use over computer networks, intranets and internets; on-site clinical engineering management services for hospitals and other healthcare facilities.

Class 037: Repair and maintenance of medical equipment, namely, medical machines and related apparatus.

Class 044: Rental of medical equipment.

United States	HARMONY	85/156,665 10/20/2010	4,158,513 6/12/2012	Class 020: medical apparatus, namely, medical-surgical hospital bed frames

United States	MEDPRIME CAPITAL	85/157,688 10/21/2010		Class 044: Leasing of medical equipment.

Great Britain	MEDPRIME CAPITAL	2,564,174 11/12/2010	2,564,174 2/11/2011	Class 044: Leasing of medical equipment.

European Union	ETC MEDICAL	9,584,707	009584707 7/21/11

Class 035: Information management services, namely, tracking, reporting, and analyzing business information concerning medical equipment location, utilization, availability and patient use over computer networks, intranets and internets.

Class 037: Repair and maintenance of medical equipment, namely, medical machines and related apparatus; management of medical equipment for others, namely, coordinating maintenance of medical equipment.

Class 039: Management of medical equipment for others, namely, coordinating delivery and pick-up of medical equipment.

Class 042: On-site clinical engineering management services for hospitals and other healthcare facilities; management of medical equipment for others, namely, tracking medical equipment location, utilization, availability.

Class 044: Rental of medical equipment; management of medical equipment for others, namely, tracking medical equipment patient use.

Great Britain	UHS UNIVERSAL HOSPITAL SERVICES OVAL LOGO	2606522 01/9/2012

Class 042: On-site clinical engineering management services for hospitals and other healthcare facilities; management of medical equipment for others, namely, tracking medical equipment location, utilization, availability.

Class 044: Rental of medical equipment; management of medical equipment for others, namely, tracking medical equipment patient use.

UNFILED MARKS

COUNTRY	MARK	SERIAL NO./ FILING DATE	REG. NO./ ISSUE DATE	CLASSIFICATION OF GOODS/SERVICES
United States	BETTER EQUIPPED TO CARE™	Unfiled